Exhibit 99

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F $690,929,000 (Approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

June 14, 2005

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	1	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Table of Contents

• Preliminary Summary of Certificates (To Roll)	pg. 3

• Preliminary Summary of Certificates (To Maturity)	pg. 4

• Preliminary Summary of Terms	pg. 5

• Preliminary Credit Support	pg. 12

• Preliminary Priority of Distributions	pg. 12

• Preliminary Bond Summary (To Roll)	pg. 13

• Preliminary Bond Summary (To Maturity)	pg. 15

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	2	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Summary of Certificates
To Roll(1)
Class	Approx. Size (2)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Maturity to Roll @ 25% CPB	Delay Days	Expected Ratings (Fitch/ Moody’s)
Offered Certificates
1-A-1	$36,989,000	Variable – Pass-thru (3)	1.97	1 – 36	06/25/08	24	AAA / Aaa
1-A-2	2,987,000	Variable – Pass-thru(3)	1.97	1 – 36	06/25/08	24	AAA / Aa1
2-A-1	282,632,000	Variable – Pass-thru(4)	2.58	1 – 60	06/25/10	24	AAA / Aaa
2-A-2	282,632,000	Variable – Pass-thru(5)	2.58	1 – 60	06/25/10	24	AAA / Aaa
3-A-1	29,602,000	Variable – Pass-thru(6)	2.91	1 – 84	06/25/12	24	AAA / Aaa
4-A-1	56,087,000	Variable – Pass-thru(7)	3.17	1 – 120	06/25/15	24	AAA / Aaa

Not Offered Hereunder
B-1	15,053,000						N.A.
B-2	4,301,000						N.A.
B-3	2,508,000						N.A.
B-4	1,434,000						N.A.
B-5	1,075,000						N.A.
B-6	1,433,685						N.A.
1-A-R	100						N.A.
1-IO	TBD	Fixed - Interest Only					N.A.
2-IO	TBD	Fixed - Interest Only					N.A.

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of June 2008, June 2010, June 2012 and June 2015 respectively.
(2)	Class sizes are subject to change.
(3)	For each Distribution Date occurring prior to July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4)	For each Distribution Date occurring prior to July 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(7)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	3	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Summary of Certificates
To Maturity
Class	Approx. Size (1)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos) (2)	Expected Final Maturity (2)	Delay Days	Expected Ratings (Fitch/ Moody’s)
Offered Certificates
1-A-1	$36,989,000	Variable – Pass-thru(3)	3.29	1 – 360	06/25/35	24	AAA / Aaa
1-A-2	2,987,000	Variable – Pass-thru(3)	3.29	1 – 360	06/25/35	24	AAA / Aa1
2-A-1	282,632,000	Variable – Pass-thru(4)	3.32	1 – 360	06/25/35	24	AAA / Aaa
2-A-2	282,632,000	Variable –Pass-thru(5)	3.32	1 – 360	06/25/35	24	AAA / Aaa
3-A-1	29,602,000	Variable – Pass-thru(6)	3.30	1 – 360	06/25/35	24	AAA / Aaa
4-A-1	56,087,000	Variable – Pass-thru(7)	3.33	1 – 360	06/25/35	24	AAA / Aaa

(1)	Class sizes are subject to change.
(2)	Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.
(3)	For each Distribution Date occurring prior to July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4)	For each Distribution Date occurring prior to July 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(7)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	4	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Summary of Terms

Transaction:	Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Lead Manager (Book Runner):	Banc of America Securities LLC

Co-Managers:	Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:	Bank of America, N.A.

Trustee:	Wells Fargo Bank, N.A.

Rating Agencies:	Fitch Ratings (Class A Certificates and Subordinate Certificates) andMoody’s Investors Service, Inc. (Class A Certificates).

Transaction Size:	$690,929,000

Securities Offered:	$36,989,000 Class 1-A-1 Certificates

$2,987,000 Class 1-A-2 Certificates

$282,632,000 Class 2-A-1 Certificates

$282,632,000 Class 2-A-2 Certificates

$29,602,000 Class 3-A-1 Certificates

$56,087,000 Class 4-A-1 Certificates

Group 1 Collateral:	3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.35% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:	5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 74.50% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 1.00% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:	7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 50.04% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	5	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Summary of Terms

Group 4 Collateral:	10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.63% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:	Week of June 13, 2005

Expected Closing Date:	On or about June 28, 2005

Distribution Date:	25th of each month, or the next succeeding business day (First Distribution Date: July 25, 2005)

Cut-Off Date:	June 1, 2005

Class A Certificates:	Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1 and 4-A-1 Certificates (the “Class A Certificates”). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:	Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the “Class B Certificates”). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:	Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:	Class 2-A-1 and 2-A-2

Group 3-A Certificates:	Class 3-A-1

Group 4-A Certificates:	Class 4-A-1

Super Senior Certificates:	Class 1-A-1 Certificates

Super Senior Support Certificates:	Class 1-A-2 Certificates

Day Count:	30/360

Group 1, Group 2, Group 3 and
Group 4 Prepayment Speed:	25% CPB

Clearing:	DTC, Clearstream and Euroclear

Denominations:	Original Certificate Form	Minimum Denominations	Incremental Denominations
Class A Offered Certificates	Book Entry	$1,000	$1

SMMEA Eligibility:	The Class A Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	6	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Summary of Terms

Tax Structure:	REMIC

Optional Clean-up Call:	Any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance as of the Cut-Off Date (“Cut-Off Date Pool Principal Balance”).

Principal Distribution:	Principal will be allocated to the certificates according to the Priority of Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class 1-A-1 and 1-A-2 Certificates, pro-rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 and 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Priority of Distributions section.)

Interest Accrual:	Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1 and 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on June 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	7	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Summary of Terms

Administrative Fee:	The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The “Administrative Fees” consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the “Servicing Fee”) and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the “Administrative Fee Rate”) equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The “Trustee Fee Rate” will be 0.0025% per annum. The Servicing Fee Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:	The aggregate servicing fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:	As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:	The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof and any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	8	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Summary of Terms

Senior Percentage:	The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:	The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:	The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	9	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Summary of Terms

Senior Prepayment Percentage:	For the following Distribution Dates, will be as follows:
	Distribution Date	Senior Prepayment Percentage
	July 2005 through June 2012	100%;

	July 2012 through June 2013	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;

	July 2013 through June 2014	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;

	July 2014 through June 2015	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;

	July 2015 through June 2016	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;

	July 2016 and thereafter	the applicable Senior Percentage;

provided, however,

(i)	if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the “Total Senior Percentage”) exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

(ii)	if for each Group of Certificates on any Distribution Date prior to the July 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the “Total Subordinate Percentage”) is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii)	if for each Group of Certificates on or after the July 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	10	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Summary of Terms

Principal Amount:	The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:	The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:	The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	11	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

Preliminary Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	12	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Bond Summary
To Roll (1)
1-A-1
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.346	4.327	4.315	4.302	4.288	4.254	4.211
Average Life (Years)	2.725	2.325	2.140	1.966	1.801	1.501	1.236
Modified Duration	2.509	2.150	1.983	1.826	1.677	1.405	1.164
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008
Principal # Months	36	36	36	36	36	36	36

1-A-2
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-17	4.533	4.545	4.552	4.559	4.568	4.588	4.614
Average Life (Years)	2.725	2.325	2.140	1.966	1.801	1.501	1.236
Modified Duration	2.506	2.146	1.979	1.821	1.672	1.400	1.158
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008
Principal # Months	36	36	36	36	36	36	36

2-A-1
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.682	4.659	4.645	4.629	4.612	4.569	4.515
Average Life (Years)	4.324	3.339	2.938	2.585	2.272	1.758	1.361
Modified Duration	3.797	2.967	2.626	2.324	2.056	1.611	1.263
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010
Principal # Months	60	60	60	60	60	60	60

2-A-2
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-20.5	4.833	4.761	4.719	4.671	4.616	4.486	4.319
Average Life (Years)	4.324	3.339	2.938	2.585	2.272	1.758	1.361
Modified Duration	3.771	2.953	2.617	2.319	2.053	1.612	1.267
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010
Principal # Months	60	60	60	60	60	60	60

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of June 2008, June 2010, June 2012 and June 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	13	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Bond Summary
To Roll(1)
3-A-1
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-27	5.070	4.974	4.917	4.852	4.779	4.605	4.389
Average Life (Years)	5.691	4.024	3.415	2.907	2.483	1.839	1.386
Modified Duration	4.730	3.435	2.953	2.546	2.203	1.670	1.284
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2012	06/25/2012	06/25/2012	06/25/2012	06/25/2012	06/25/2012	06/25/2012
Principal # Months	84	84	84	84	84	84	84

4-A-1
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 101-02.5	5.212	5.086	5.010	4.925	4.829	4.607	4.340
Average Life (Years)	7.533	4.745	3.855	3.167	2.632	1.884	1.398
Modified Duration	5.874	3.892	3.235	2.716	2.302	1.702	1.294
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2015	06/25/2015	06/25/2015	06/25/2015	06/25/2015	06/25/2015	06/25/2015
Principal # Months	120	120	120	120	120	120	120

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of June 2008, June 2010, June 2012 and June 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	14	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Bond Summary
To Maturity
1-A-1
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.299	5.039	4.920	4.808	4.704	4.520	4.365
Average Life (Years)	11.672	5.469	4.154	3.285	2.676	1.887	1.397
Modified Duration	7.791	4.325	3.448	2.822	2.357	1.717	1.298
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	03/25/2032
Principal # Months	360	360	360	360	360	360	321

1-A-2
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-17	5.360	5.148	5.056	4.974	4.903	4.794	4.727
Average Life (Years)	11.672	5.469	4.154	3.285	2.676	1.887	1.397
Modified Duration	7.764	4.305	3.431	2.807	2.344	1.707	1.290
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	02/25/2035	03/25/2029
Principal # Months	360	360	360	360	360	356	285

2-A-1
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.304	5.045	4.939	4.848	4.769	4.645	4.546
Average Life (Years)	11.897	5.544	4.201	3.316	2.695	1.896	1.401
Modified Duration	7.933	4.367	3.469	2.831	2.358	1.714	1.294
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	05/25/2034
Principal # Months	360	360	360	360	360	360	347

2-A-2
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-20.5	5.376	5.114	4.995	4.881	4.773	4.566	4.355
Average Life (Years)	11.897	5.544	4.201	3.316	2.695	1.896	1.401
Modified Duration	7.831	4.331	3.448	2.820	2.353	1.715	1.298
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	05/25/2034
Principal # Months	360	360	360	360	360	360	347

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	15	RESIDENTIAL MORTGAGE FINANCE
6/14/2005

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

Publicly Offered Certificates Computational Materials: Term Sheet

Preliminary Bond Summary
To Maturity
3-A-1
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-27	5.385	5.150	5.043	4.939	4.837	4.628	4.396
Average Life (Years)	11.849	5.513	4.176	3.295	2.680	1.886	1.395
Modified Duration	7.752	4.280	3.408	2.789	2.330	1.702	1.291
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	01/25/2032
Principal # Months	360	360	360	360	360	360	319

4-A-1
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-29	5.382	5.162	5.058	4.953	4.845	4.611	4.341
Average Life (Years)	12.212	5.607	4.228	3.326	2.698	1.894	1.399
Modified Duration	7.903	4.319	3.430	2.803	2.339	1.708	1.295
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	10/25/2032
Principal # Months	360	360	360	360	360	360	328

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	16	RESIDENTIAL MORTGAGE FINANCE
6/14/2005